                                                                   Exhibit 10.71


                             AMENDMENT AND WAIVER

     AMENDMENT AND WAIVER, dated as of May 7, 1999 (this "Amendment and
                                                          -------------
Waiver"), to the Amended and Restated Credit Agreement, dated as of February 5, 1999 (as amended, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among SBA Communications Corporation ("Holdings"), SBA
-----------------                                           --------
Telecommunications, Inc. (the "Borrower"), the several lenders from time to time
                               --------
parties thereto (the "Lenders"), Lehman Brothers Inc., as co-arranger, General
                      -------
Electric Capital Corporation, as co-arranger and syndication agent, Toronto Dominion (Texas), Inc., as documentation agent, Barclays Bank PLC, as co-documentation agent, and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent").
                        --------------------


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, Holdings and the Borrower have requested that the Lenders amend and waive certain provisions in the Credit Agreement as set forth herein;

     WHEREAS, the Lenders are willing to consent to the requested amendments and waivers on and subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2.  Amendment to the Credit Agreement.  Section 1.1 of the Credit
          ---------------------------------
Agreement is hereby amended by deleting the definition of "Mortgage Requirement"
                                                           --------------------
in its entirety and substituting in lieu thereof the following:

         "'Mortgage Requirement': the requirement that, within 45 days of the
           --------------------
     Closing Date and 60 days after the end of each fiscal quarter thereafter, there shall have been executed and delivered to the Administrative Agent, and duly recorded in the appropriate recording offices, Mortgages (i) covering Towers which during such fiscal quarter most recently ended contributed at least 80% of Total Tower Revenue (excluding revenue from the Borrower's lease/sublease business) and (ii)
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                                                                               2


     Developmental Towers on such date which constitute at least 80% in number of all Developmental Towers on such date (it being understood that the Borrower will execute and deliver Mortgages within 45 days of the Closing Date based upon Total Tower Revenue and number of Developmental Towers as of November 30, 1998).".

     3.   Waiver to the Credit Agreement.  The requirement of Section 2.10(a) of
          ------------------------------
the Credit Agreement that 100% of the Net Cash Proceeds from the issuance of any Capital Stock (other than the issuance of common stock of Holdings upon the exercise of the common stock options of Holdings held by directors, officers and employees of Holdings, the Borrower and its Subsidiaries) be applied on the date of such issuance towards the prepayment of the Term Loans is hereby waived solely with respect to the proceeds of the initial public offering of Class A common stock, par value $0.01 per share, of Holdings; provided that such
                                                      --------
proceeds shall be applied toward repayment of Revolving Credit Loans (which repayment shall not be accompanied by any reduction of the Revolving Credit Commitments).

     4.   Conditions to Effectiveness of Amendment.  The amendment referred to
          ----------------------------------------
in Section 2 shall become effective on the date on which the conditions precedent set forth below shall have been fulfilled (the date such conditions are fulfilled, the "Amendment Effective Date"):
                    ------------------------

     (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by Holdings, the Borrower and the Required Lenders.

     (b) On and as of the Amendment Effective Date, and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

     5.   Conditions to Effectiveness of Waiver.  The waiver referred to in
          -------------------------------------
Section 3 shall become effective on the date on which the conditions precedent set forth below shall have been fulfilled (the date such conditions are fulfilled, the "Waiver Effective Date"):
                ---------------------

     (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by Holdings, the Borrower and the Required Prepayment Lenders.

     (b) On and as of the Waiver Effective Date, and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

     6.   Representations and Warranties.  To induce the Agents and the Lenders
          ------------------------------
to enter into this Amendment and Waiver, Holdings and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender as of the Amendment Effective Date and the Waiver Effective Date, respectively, that the representations and warranties made by each of Holdings and the Borrower in the Loan Documents are true and correct in all material respects on
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                                                                               3

and as of the Amendment Effective Date and the Waiver Effective Date, respectively, before and after giving effect to the effectiveness of this Amendment and Waiver, as if made on and as of the Amendment Effective Date and the Waiver Effective Date, respectively, except to the extent such representations and warranties expressly relate to an earlier date.

     7.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
          -------------------
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     8.   No Other Amendments; Confirmation.  Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     9.  Governing Law; Counterparts. (a) This Amendment and Waiver and the
         ---------------------------
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment and Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment and Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             SBA COMMUNICATIONS CORPORATION


                             By:        /s/ Jeffrey A. Stoops
                                ----------------------------------------
                                Name:  Jeffrey A. Stoops
                                Title: CFO


                             SBA TELECOMMUNICATIONS, INC.


                             By:       /s/ Jeffrey A. Stoops
                                -----------------------------------------
                                Name:  Jeffrey A. Stoops
                                Title: Sr. Vice President

                             LEHMAN BROTHERS INC.,
                             as Advisor, Co-Arranger and Book Manager


                             By:       /s/ Dennis J. Dee
                                -----------------------------------------
                                Name:  Dennis J. Dee
                                Title: Authorized Signatory


                             LEHMAN COMMERCIAL PAPER INC., as
                             Administrative Agent


                             By:       /s/ Michael E. O'Brien
                                ------------------------------------------
                                Name:  Michael E. O'Brien
                                Title: Authorized Signatory


                             SYNDICATED LOAN FUNDING TRUST

                             By:  Lehman Commercial Paper Inc., solely as
                             Asset Manager

                             By:       /s/ Michael E. O'Brien
                                -------------------------------------------
                                Name:  Michael E. O'Brien
                                Title: Authorized Signatory

                             GENERAL ELECTRIC CAPITAL
                             CORPORATION, as Co-Arranger, Syndication
                             Agent and as a Lender

                             By:       /s/ Mark F. Mylon
                                --------------------------------------------
                                Name:  Mark F. Mylon
                                Title: Manager Operations

                             TORONTO DOMINION (TEXAS), INC., as
                             Documentation Agent and as a Lender

                             By:       /s/ Lynn Chasin
                                -------------------------------------------
                                Name:  Lynn Chasin
                                Title: Vice President

                             BARCLAYS BANK PLC, as Co-Documentation
                             Agent and as a Lender

                             By: /s/ Danielle Iacovone
                                --------------------------------------------
                                Name: Danielle Iacovone
                                Title: Associate Director

                             BANK OF MONTREAL


                             By: /s/ Karen Klapper
                                --------------------------------------------
                                Name:  Karen Klapper
                                Title: Director

                             DRESDNER BANK AG,
                             New York and Grand Cayman Branches


                             By: /s/ Laura G. Fazio
                                --------------------------------------------
                                Name: Laura G. Fazio
                                Title: First Vice President


                             By: /s/ Brain E. Haughney
                                --------------------------------------------
                                Name: Brian E. Haughney
                                Title: Assistant Vice President

                              ROYAL BANK OF CANADA


                              By: /s/ K.K. Cornwell
                                 -------------------------------------------
                                 Name: K.K. Cornwell
                                 Title: Managing Director

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                              THE CIT GROUP / EQUIPMENT
                              FINANCING, INC.


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:
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                                                                              14

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Stender E. Sweeney
                                 -----------------------------------------
                                 Name: Stender E. Sweeney
                                 Title: Assistant Vice President

                              HELLER FINANCIAL, INC.


                              By: /s/ Scott Ziemke
                                 -----------------------------------------
                                 Name:  Scott Ziemke
                                 Title: AVP

                              FREMONT INVESTMENT & LOAN


                              By: /s/ Randolph M. Ross
                                 ------------------------------------------
                                 Name: Randolph M. Ross
                                 Title: Vice President